UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

ETOILES CAPITAL GROUP CO., LTD

(Exact name of registrant as specified in its charter)

Nevada	001-42793	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 03-04, 25/F, Cosco Tower, 183 Queen’s Road Central Sheung Wan, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852-2398-8699

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	EFTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Form 8-K, unless otherwise indicated, the terms “the Company,” “EFTY”, “Etoiles Capital”, “we,” “us” and “our” refer to Etoiles Capital Group Co., Ltd and its subsidiaries.

Item 7.01 Regulation FD Disclosure.

On October 16, 2026, Etoiles Capital Group Co., Ltd issued a press release to announce the closing of the change of its jurisdiction of incorporation from the Cayman Islands to the State of Nevada by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Nevada. A copy of the press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 16, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Etoiles Capital Group Co., Ltd

Date: October 16, 2026	By:	/s/ Kit Shing, CHEUNG
	Name:	Kit Shing, CHEUNG
	Title:	Director, Chief Executive Officer, and Chairman of the Board of Directors

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